Exhibit 24.2

POWER OF ATTORNEY

(Form S-1)

AUTO PORTFOLIO SERVICES, LLC

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller his true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 13th day of April, 2010.

By:	/s/ James E. Money, II
James E. Money, II

POWER OF ATTORNEY

(Form S-1)

AUTO PORTFOLIO SERVICES, LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller his true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 13th day of April, 2010.

By:	/s/ Kevin Barry
Kevin Barry

POWER OF ATTORNEY

(Form S-1)

ADESA, INC.

A.D.E. OF ARK-LA-TEX, INC.

ADESA TEXAS, INC.

SIOUX FALLS AUTO AUCTION, INC.

TRI-STATE AUCTION CO., INC.

ZABEL & ASSOCIATES, INC.

AUTOVIN, INC.

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

PAR, INC.

ADESA CORPORATION, LLC

A.D.E. OF KNOXVILLE, LLC

ADESA ARK-LA-TEX, LLC

ADESA ARKANSAS, LLC

ADESA ATLANTA, LLC

ADESA BIRMINGHAM, LLC

ADESA CALIFORNIA, LLC

ADESA CHARLOTTE, LLC

ADESA COLORADO, LLC

ADESA DES MOINES, LLC

ADESA FLORIDA, LLC

ADESA INDIANAPOLIS, LLC

ADESA LANSING, LLC

ADESA LEXINGTON, LLC

ADESA MEXICO, LLC

ADESA MINNESOTA, LLC

ADESA MISSOURI, LLC

ADESA NEW JERSEY, LLC

ADESA NEW YORK, LLC

ADESA OHIO, LLC

ADESA OKLAHOMA, LLC

ADESA PENNSYLVANIA, LLC

ADESA PHOENIX, LLC

ADESA SAN DIEGO, LLC

ADESA SOUTH FLORIDA, LLC

ADESA SOUTHERN INDIANA, LLC

ADESA VIRGINIA, LLC

ADESA WISCONSIN, LLC

AUTO DEALERS EXCHANGE OF CONCORD, LLC

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

CARBUYCO, LLC

DENT DEMON, LLC

ASSET HOLDINGS III, L.P.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller his true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 13th day of April, 2010.

By:	/s/ Thomas J. Caruso
Thomas J. Caruso

POWER OF ATTORNEY

(Form S-1)

PAR, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller his true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 13th day of April, 2010.

By:	/s/ Jerry Kroshus
Jerry Kroshus